                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported)  March 30, 2004
                                                        ------------------------

                                    SPSS INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                  000-22194             36-2815480
--------------------------------------------------------------------------------
(State or Other Jurisdiction of     (Commission         (I.R.S. Employer
Incorporation)                      File Number)       Identification No.)

233 South Wacker Drive, Chicago, Illinois                     60606
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)

                                 (312) 651-3000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         ITEM 5:  OTHER EVENTS.

         On March 30, 2004, SPSS Inc. ("SPSS") announced that it would further delay the filing of its Annual Report on Form 10-K for fiscal year 2003 with the Securities and Exchange Commission. The full text of the press release is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

         ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.3   SPSS Inc. Press Release, dated March 30, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SPSS INC.

                                       By:   /s/ Robert Brinkmann
                                         --------------------------------------
                                             Robert Brinkmann,
                                             Assistant Secretary and Controller
         Dated:  March 30, 2004



                                       3